SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

July 10, 2006

Date of Report

(Date of earliest event reported)

Syntony Group, Inc.

(Exact name of registrant as specified in its charter)

Utah (State of Incorporation)	000-50678 (Commission File Number)	87-0369068 (IRS Employer Identification No.)

1035 Park Avenue, Suite 7B

New York, New York 10028

(Address of Principal Executive Offices)

(646) 827-9362
(Registrant's Telephone Number)

N/A

(Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifiying Accountant.

         On July 20, 2006, Syntony Group, Inc. (the "Company") terminated its independent auditors, Mantyla McReynolds LLC ("Mantyla"), and determined to engage Raich, Ende, Malter & Co. LLP ("Raich") as its new independent auditors. The change in auditors became effective immediately. This decision to terminate Mantyla and engage Raich as its independent auditors was made by the Board of Directors of the Company.

         During the two most recent fiscal years ended December 31, 2005 and 2004 and through the date of Mantyla's termination on July 20, 2006, there were no disagreements between the Company and Mantyla on any matter of accounting, principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to Mantyla's satisfaction, would have caused Mantyla to make reference to the subject matter of the disagreement in connection with its reports.

         None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-B occurred within the two most recent years of the Company ended December 31, 2005 and 2004.  The audit reports of Mantyla on the financial statements of the company for the years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer or opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports prepared by Mantyla for the fiscal periods ending December 31, 2005 and 2004 contained a paragraph with respect to the Company's ability to continue as a going concern.

         During the two most recent years of the Company ended December 31, 2005 and 2004, and through the date of the engagement of Raich on July 20, 2006, the Company did not consult with Raich regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B of the Commission.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On July 10, Michael Vardakis and Matthew C. Lords resigned as members of the Board of Directors of the Company effective upon the expiration of the 10-day period referred to in the Schedule 14f-1 filed by the Company with the Commission on June 30, 2006 (the "Schedule 14f-1"). Concurrently with such resignations, Robert Lawrence Banner's designation as a member of the Board of Directors of the Company became effective.

         There were no disagreements between Mr. Vardakis ("Vardakis") or Mr. Lords and the Company.  Their resignations were part of the change in control of the Company resulting from the sale of 12,345,001 shares of Common Stock of the Company to Tendall FZCO ("Tendall").  The change in control transactions are described in the Company's Schedule 14f-1 and the Schedule 13D filed by Tendall and its sole shareholder, David Price, with the Commission on July 7, 2006.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Description of Exhibit	Exhibit Number
Resignation and Release dated July 10, 2006 of Michael Vardakis and Matthew C. Lords	10.1
Letter re change in certifying accountant	16.1

SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTONY GROUP, INC.

 Dated: 07/20/2006                        /s/ Allain U. Vetterli

Alain U. Vetterli

Chief Executive Officer, Chief Financial Officer, Secretary and Director

Exhibit Index

Description of Exhibit	Exhibit Number
Resignation and Release dated July 10, 2006 of Michael Vardakis and Matthew C. Lords	10.1
Letter re change in certifying accountant	16.1

Exhibit 10.1

MantylaMCREYNOLDS LLC

The CPA. Never Underestimate The Value.SM

July 20, 2006

Office of the Chief Accountant

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Dear Sir/Madam:

We have read the statements included in the Form 8-K dated July 20, 2006, of Syntony Group,

Inc., to be filed with the Securities and Exchange Commission and are in agreement with the statements contained in Item 4.01 insofar as they relate to our termination and our audits for the years ended December 31, 2005 and 2004. We are not in a position to agree or disagree with the statements in Item 4 regarding Board approval or the engagement of another CPA.

Very truly yours,

Mantyla McReynolds, LLC

5872 South 900 East, Suite 250 * Salt Lake City, Utah 84121*(801)269-1818 * Fax (801)266-3481

Exhibit 16.1

July 10, 2006

By: Email to phirshfield@hirshfieldlaw.com and U.S. Mail

Syntony Group, Inc.

1035 Park Avenue

Suite 7B

New York, New York 10028

Attention: Alain U. Vetterli

I hereby resign as a director of Syntony Group, Inc., a Utah Corporation (the "Company"), effective as of the end of the 10-day period referred to in Rule 14f-1 promulgated under the Securities and Exchange Act of 1934 (the "Effective Time").

On my own behalf and on behalf my successors and assigns (individually, a "Releasing Party" and collectively, the "Releasing Parties"), for valuable consideration, the receipt and adequacy of which are hereby acknowledged, I hereby, absolutely and irrevocably forever release, waive, relinquish, renounce and discharge, the Company and its officers, directors, successors and assigns (individually, a "Released Party" and collectively, the "Released Parties"), of and from, and promise never to assert against the Released Parties (or any of them) any and all manner of claims (including, without limitation, claims for contribution and indemnification), causes of action, liabilities, obligations, debts, liens, losses, reckonings, damages, rights, covenants, promises, controversies, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of every kind and description, in arbitration, at law, in equity or mixed, in any jurisdiction, and whether known or unknown, material or immaterial, absolute or contingent, disclosed or undisclosed, direct or indirect, or nominally or beneficially possessed or claimed by the Releasing Parties (or any of them) from the beginning of time through the Effective Time, that the Releasing Parties (or any of them) ever had, now have, or which the Releasing Parties (or any of them) may in the future have, against the Released Parties (or any of them) in connection with, arising from, or in any matter related to, the Company or any of its subsidiaries (collectively, the "Released Claims").

I represent and warrant that I am the lawful and sole owner of the Released Claims being released hereby and I have not sold, transferred, assigned, pledged, hypothecated or otherwise encumbered any such Released Claim.

I represent and warrant that I have the full power and authority to execute and deliver this General Release on behalf of myself and the other Releasing Parties and to perform the obligations contained herein, and agree that any subsequent determination that I executed this General Release absent the requisite authority shall not render ineffective this General Release or the Released Claims released hereby.

I acknowledge that this General Release may be plead by the Released Parties (or any of them) as a defense to any claim that the Releasing Parties (or any of them) may raise or to bar any such claim.

Notwithstanding the foregoing, nothing herein shall abrogate or release the Company from any of its obligations under that certain Registration Rights Agreement dated as of June 30, 2006.

Very truly yours,

/s/ Michael Vardakis

/s/ Matthew C. Lords